UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 520-2300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Units, $0 par value	SPLP	New York Stock Exchange
6.0% Series A Preferred Units	SPLP-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.

On April 13, 2022, Steel Partners Holdings L.P. (the “Company”) issued 1,702,059 Class C common units (“Class C Units”) to SPH SPV-I LLC (“SPH SPV-I”), an entity wholly owned by Executive Chairman Warren G. Lichtenstein, pursuant to the Incentive Unit Agreement, dated as of May 11, 2012, by and between the Company and SPH SPV-I (the “Incentive Unit Agreement”). The Incentive Unit Agreement entitles SPH SPV-I to receive Class C Units on an annual basis, subject to and based on the economic performance of the Company.

Under the terms of the Incentive Unit Agreement, each such Class C Unit will automatically convert into a common limited partnership unit, no par value (a “Common Unit”), of the Company when the amount of the capital account allocable to a Class C Unit equals the amount of the capital account allocable to a Common Unit. For more information on the Incentive Unit Agreement and Class C Units, see “Transactions with Related Persons” in the Company’s proxy statement on Schedule 14A filed with the SEC on April 27, 2021.

Mr. Lichtenstein and the Company previously made their respective filings to the Premerger Notification Office of the Federal Trade Commission and the Antitrust Division of the Department of Justice as required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 to acquire the Class C Units.  The statutory waiting period required by Section 7A(b)(1) of the Clayton Act, 15 U.S.C. Section 18a(b)(1), expired on April 6, 2022. The Company then issued the Class C Units following the receipt of approval of a supplemental listing application to the New York Stock Exchange.

In issuing the Class C Units, the Company relied upon the exemption from registration not involving a public offering under Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2022	Steel Partners Holdings L.P.
	By:	/s/ Jason Wong
Name: Jason Wong
Title: Chief Financial Officer